UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004


                                SENTO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                        06425                 87-0284979
------------------------------       -------------        --------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
              of
incorporation or organization)        File Number)        Identification No.)


                808 East Utah Valley Drive
                   American Fork, Utah                        84003
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

                                 (801) 492-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 31, 2004, Sento Corporation issued a press release announcing that, in a transaction completed March 30, it had sold 634,962 shares, in an at-the-market transaction, at $10.56 per share, to several institutional investors in a private placement. The Shemano Group, a leading San Francisco-based investment banking and institutional broker/dealer firm, facilitated the private equity placement. Sento also issued 126,992 42-month warrants at an exercise price of $12.67, which are not exercisable for six months. Sento has contractually committed to register the resale of all of these securities in the near future. A copy of the press release is attached as
Exhibit 99.01


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



     The following is filed as an exhibit to this report:


          SEC
Exhibit   Reference
 Number   Number                 Title of Document              Location
 ------   ------                 -----------------              --------

 Item 99.            Other Exhibits
--------------------------------------------------------------------------------
  99.01    99        Press Release dated March 31, 2004          This filing

  99.02    99        Press Release dated March 31, 2004          This filing
================================================================================



                        ITEM 9. REGULATION FD DISCLOSURE

On March 31, 2004, Sento Corporation issued a press release announcing it has been providing U.S. Digital Television, Inc. (USDTV), a leading "over-the-air" television service provider, with sales, customer service and technical support representatives responsible for handling USDTV's customers, a copy of which is attached as Exhibit 99.02.

The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

Statements in this current report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: variations in market and economic conditions; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from the Company's current expectations are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SENTO CORPORATION



Date: March 31, 2004

By /s/ Patrick O'Neal
-----------------------------
Patrick O'Neal
Its Chief Executive Officer